REPLACEMENT FORBEARANCE AGREEMENT

THIS REPLACEMENT FORBEARANCE AGREEMENT (this “Agreement”) dated as of August 21, 2015, is by and between AURORA ENERGY PARTNERS, a Texas general partnership (“Borrower”), and TEXAS CAPITAL BANK, NATIONAL ASSOCIATION (“Lender”).

WITNESSETH:

WHEREAS, Borrower and Lender are parties to that certain Credit Agreement dated as of February 20, 2014 (as has been or may be further amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, certain Events of Default have occurred as a result of (a) the failure by Borrower to pay the “Deficiency” (as defined in that certain letter from Lender to Borrower dated as of April 13, 2015, which letter shall hereinafter be referred to as the “Deficiency Notice”) in full in violation of Section 2.9(f)(ii)(A) of the Credit Agreement, (b) the failure by Borrower to deliver the quarterly financial statements of Victory and its Subsidiaries and related Compliance Certificate for the fiscal quarter ended March 31, 2015, in violation of Sections 7.1(b) and (c) of the Credit Agreement, (c) the failure by Borrower to deliver the quarterly financial statements of Navitus and its Subsidiaries for the fiscal quarter ended March 31, 2015, in violation of Section 7.1(t) of the Credit Agreement, (d) the failure by Borrower to maintain a ratio of EBITDAX to Cash Interest Expense of at least 3.50 to 1.00 for the Test Periods ended March 31, 2015, and June 30, 2015, in violation of Section 9.1 of the Credit Agreement, (e) the failure by Borrower to maintain a Current Ratio of at least 1.00 to 1.00 for the fiscal quarter ended June 30, 2015, in violation of Section 9.2 of the Credit Agreement, (f) the failure by Borrower timely to pay accrued interest on June 1, 2015, July 1, 2015, and August 1, 2015, in violation of Section 2.7(a) of the Credit Agreement, and (g) the failure by Borrower to make the payments required under Section 2.9(e) of the Credit Agreement on or before June 1, 2015, July 1, 2015, and August 1, 2015 (collectively, the “Existing Events of Default”);

WHEREAS, the parties hereto executed and delivered that certain Forbearance Agreement dated as of June 15, 2015 (the “Prior Forbearance Agreement”), but such Prior Forbearance Agreement never became effective in accordance with the terms thereof; and

WHEREAS, Borrower has requested that Lender forbear from exercising its rights and remedies with respect to the Existing Events of Default as hereinafter provided, and Lender, subject to the terms and conditions contained herein, has agreed to such forbearance to be effective as of the date thereof;

NOW, THEREFORE, in consideration of the mutual covenants and the fulfillment of the conditions set forth herein, the parties hereby acknowledge and agree that the Prior Forbearance Agreement is of no force and effect and further agree as follows:

1.    Definitions. All capitalized terms defined in the Credit Agreement and not otherwise defined in this Agreement shall have the same meanings as assigned to them in the Credit Agreement when used in this Agreement, unless the context hereof shall otherwise require or provide.

2.    Forbearance. Unless the Forbearance Period is sooner terminated as provided herein, Lender hereby agrees to forbear from the exercise of any of its rights and remedies under the Credit Agreement and the other Loan Documents in connection with the Existing Events of Default for a period beginning as of the date hereof through and including August 31, 2015 (the “Forbearance Period”).

(a)    Forbearance Limited to Existing Events of Default. Lender’s forbearance shall be limited solely to the exercise of its rights and remedies arising under the Loan Documents as a result of the Existing Events of Default, and Lender shall not be deemed to have waived any rights or remedies it may have with respect to any other Default or breach occurring thereunder during the Forbearance Period, or any breach of this Agreement.

(b)    No New Defaults. During the Forbearance Period, there shall occur no Default under any Loan Document or this Agreement, nor shall there be a breach or failure of any warranty, representation or covenant as described in this Agreement.

(c)    Notice Requirements Satisfied. Each of Borrower and each Guarantor acknowledges that all notice requirements embodied in the Loan Documents and imposed upon Lender in connection with the Existing Events of Default, and the exercise of its remedies therefor (together with all applicable cure and/or grace periods) have been satisfied (or shall be deemed to have been satisfied by this Agreement) without exception, and that upon the expiration or earlier termination of the Forbearance Period, Lender shall, with respect to the Existing Events of Default, have the full right and power to exercise all remedies granted to it thereunder without further notice to Borrower and Guarantors or any of them and subject to no other conditions precedent.

(d)    Agreement in the Nature of Forbearance Only. Each of Borrower and each Guarantor hereby acknowledges that Lender’s obligations under this Agreement are in the nature of a conditional forbearance only, and that Lender has not made any agreement or commitment to modify or extend the Loan Documents beyond the Forbearance Period, and that, upon the termination of the Forbearance Period, Lender shall have the immediate and unconditional right to exercise its remedies under the Loan Documents.

(e)    Termination of the Forbearance Period. The Forbearance Period shall end on the first to occur of the following:

(i)    End of Forbearance Period. The expiration of the Forbearance Period.

(ii)    Breach. A breach by Borrower or any Guarantor of any of the conditions, covenants, representations and/or warranties set forth in this Agreement.

(iii)    New Default. The occurrence of any new Default under any one or more of the Loan Documents, which shall not include Existing Events of Default.

(iv)    Creditor Enforcement Action. Any creditor(s) of Borrower or any Guarantor take(s) or threaten(s) any enforcement action against Borrower or any Guarantor which, in Lender’s reasonable judgment, would materially interfere with the operation of Borrower’s or any Guarantor’s business or Lender’s ability to collect the Obligations.

(v)    Bankruptcy. Borrower or any Guarantor institutes or consents to the institution of any proceeding under any Debtor Relief Law or any proceeding under any Debtor Relief Law relating to Borrower or any Guarantor is instituted without the consent of Borrower or such Guarantor.

(vi)    Proceeding by Borrower or any Guarantor. Borrower or any Guarantor initiates any judicial, administrative or arbitration proceeding against Lender.

Upon termination of the Forbearance Period, Lender’s agreement to forbear shall terminate automatically without further act or action by Lender, and Lender shall be entitled to exercise any and all rights and remedies available under the Loan Documents and this Agreement, at law, in equity, or otherwise without any further lapse of time, expiration of applicable grace periods, or requirements of notice, all of which are hereby expressly waived by Borrower and each Guarantor.

3.    Conditions of Forbearance. Lender’s agreement to forbear from exercising any of its rights and remedies as a result of the Existing Events Default shall be subject to and conditioned upon each of the following:

(a)    On or before August 31, 2015, Borrower shall have made a payment to Lender of at least $260,000 (which, for the avoidance of doubt, shall be in addition to any amounts required to be paid under Section 7 hereof) in partial payment of the Obligations.

(b)    Within fifteen (15) days of the date hereof, Borrower shall deliver to Lender satisfactory title information on the Penn Virginia Properties (as hereinafter defined).
(c)    Lender shall have received such other documents, instruments and certificates as reasonably requested by Lender.

4.    Consent of Guarantors. Each Guarantor hereby consents, acknowledges and agrees to terms of the forbearance set forth herein and hereby confirms, reaffirms and ratifies in all respects the Guaranty to which it is a party (including without limitation the continuation of such Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Agreement) and the enforceability of such Guaranty against such Guarantor in accordance with its terms.
5.    Ratification of Loan Documents. Each of Borrower, each Guarantor and Lender further agree that the Liens, assignments and security interests created by the Loan Documents (subject to any express release agreement between Borrower or any Guarantor and Lender) shall continue and carry forward until the Obligations are paid and performed in full. Each of Borrower and each Guarantor further agrees that such Liens, assignments and security interests are hereby ratified and affirmed as valid and subsisting against the Collateral described in the Loan Documents and that this Agreement shall in no manner vitiate, affect or impair the Credit Agreement or the other Loan Documents (except as expressly modified in this Agreement) and that such Liens, assignments, and security interests shall not in any manner be waived, released, altered or modified. Each of Borrower and each Guarantor acknowledges and agrees that as of the effective date of this Agreement, to its current and actual knowledge, there are no offsets, defenses or claims against any part of the Obligations.

6.    Representations and Warranties. Borrower hereby certifies that, after giving effect to this Agreement:
(a)    The representations and warranties of Borrower contained in Article 6 of the Credit Agreement, or which are contained in any document furnished at any time under or in connection with the Credit Agreement, that are qualified by materiality are true and correct on and as of the date hereof, and each of the representations and warranties of Borrowers contained in Article 6 of the Credit Agreement, or which are contained in any document furnished at any time under or in connection with the Credit Agreement, that are not qualified by materiality are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct, or true and correct in all material respects, as the case may be, as of such earlier date;
(b)    this Agreement has been duly authorized, executed and delivered by Borrower and each Guarantor and constitutes a legal, valid and binding obligation of such Persons, except as may be limited by general principles of equity or by the effect of any applicable Debtor Relief Laws; and
(c)    after giving effect to this Agreement and except for the Existing Events of Default, no Default exists.
7.    Conditions to Effectiveness. This Agreement shall not be effective until the following conditions precedent have been satisfied:
(a)    Lender shall have received counterparts of this Agreement executed by Borrower and each Guarantor;

(b)    No Default shall exist except the Existing Events of Default;

(c)    Lender shall have received payment of at least $70,081.23 in partial payment of the Obligations plus accrued, but unpaid interest on the Obligations.

(d)    Lender shall have received payment of a forbearance fee in the amount of $2,500.

(e)    Borrower and Guarantors shall have paid all costs and expenses incident to the preparation hereof and the consummation of the transaction contemplated hereby, including, but not limited to, reasonable fees and expenses of Winstead PC, legal counsel to Lender (which fees and expenses, as to legal counsel of Lender, shall be paid directly to legal counsel of Lender immediately upon presentation of a bill for legal services rendered); and

(f)    Lender shall have received such other documents, instruments and certificates as reasonably requested by Lender.

Upon the satisfaction of the conditions set forth in this Section 7, this Agreement shall be effective as of the date hereof.
8.    Limitation on Agreements. The amendments and agreements set forth herein are limited in scope as described herein and shall not be deemed (a) to be a consent under, or waiver of, any other term or condition of the Credit Agreement or any of the other Loan Documents, or (b) to prejudice any right or rights which Lender now has or may have in the future under, or in connection with the Loan Documents, as amended or modified by this Agreement, the other Loan Documents or any of the documents referred to herein or therein.

9.    Governing Law. This Agreement shall in all respects be governed by, and construed in accordance with, the Laws of the State of Texas.

10.    Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

11.    Loan Document. This Agreement is a Loan Document and is subject to all provisions of the Credit Agreement applicable to Loan Documents, all of which are incorporated in this Agreement by reference the same as if set forth in this Agreement verbatim.

12.    Enforceability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

13.    No Novation. This Agreement is given as a modification of, and not as a payment of, the Obligations and is not intended to constitute a novation of the Credit Agreement or any of the other Loan Documents. All of the Obligations shall continue.
14.    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Borrower, each Guarantor, Lender and their respective successors, assigns and legal representatives; provided, however, neither Borrower nor any Guarantor, without the prior consent of Lender, may assign any of its rights, powers, duties or obligations hereunder.

15.    Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original (including electronic copies) but all of which together shall constitute one and the same instrument. Telecopies and PDFs of signatures shall be effective as manually executed originals.
16.    Expenses. Without limiting the provisions of Section 11.1 of the Credit Agreement, Borrower and Guarantors agree to pay all out of pocket costs and expenses (including without limitation reasonable fees and expenses of any counsel, financial advisor, industry advisor and agent for Lender) incurred before or after the date hereof by Lender and its affiliates in connection with the preparation, negotiation, execution, delivery and administration of this Agreement and the Loan Documents.

17.    Release. As a material part of the consideration for Lender entering into this Agreement, Borrower and each Guarantor (collectively, “Releasor”) agree as follows (the “Release Provision”):

(a)    Releasor hereby releases and forever discharges Lender and Lender’s predecessors, successors, assigns, officers, managers, directors, shareholders, employees, agents, attorneys, representatives, parent corporations, subsidiaries, and affiliates (hereinafter all of the above collectively referred to as “Lender Group”) jointly and severally from any and all claims, counterclaims, demands, damages, debts, agreements, covenants, suits, contracts, obligations, liabilities, accounts, offsets, rights, actions, and causes of action of any nature whatsoever occurring prior to the date hereof, including, without limitation, all claims, demands, and causes of action for contribution and indemnity, whether arising at law or in equity, presently possessed, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, presently accrued, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted (“Claims”), which Releasor may have or claim to have against any of Lender Group.

(b)    Releasor agrees not to sue any of Lender Group or in any way assist any other person or entity in suing Lender Group with respect to any Claim released herein. The Release Provision may be pleaded as a full and complete defense to, and may be used as the basis for an injunction against, any action, suit, or other proceeding which may be instituted, prosecuted, or attempted in breach of the release contained herein.

(c)    Releasor acknowledges, warrants, and represents to Lender Group that:

(i)    Releasor has read and understands the effect of the Release Provision. Releasor has had the assistance of independent counsel of its own choice, or has had the opportunity to retain such independent counsel, in reviewing, discussing, and considering all the terms of the Release Provision; and if counsel was retained, counsel for Releasor has read and considered the Release Provision and advised Releasor to execute the same. Before execution of this Agreement, Releasor has had adequate opportunity to make whatever investigation or inquiry it may deem necessary or desirable in connection with the subject matter of the Release Provision.

(ii)    Releasor is not acting in reliance on any representation, understanding, or agreement not expressly set forth herein. Releasor acknowledges that Lender Group has not made any representation with respect to the Release Provision except as expressly set forth herein.

(iii)    Releasor has executed this Agreement and the Release Provision thereof as its free and voluntary act, without any duress, coercion, or undue influence exerted by or on behalf of any person.

(iv)    Releasor is the sole owner of the Claims released by the Release Provision, and Releasor has not heretofore conveyed or assigned any interest in any such Claims to any other person or entity.

(d)    Releasor understands that the Release Provision was a material consideration in the agreement of Lender to enter into this Agreement.

(e)    It is the express intent of Releasor that the release and discharge set forth in the Release Provision be construed as broadly as possible in favor of Lender Group so as to foreclose forever the assertion by Releasor of any Claims released hereby against Lender Group.

(f)    If any term, provision, covenant, or condition of the Release Provision is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable, the remainder of the provisions shall remain in full force and effect.

18.    WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, BORROWER AND GUARANTORS HEREBY IRREVOCABLY AND EXPRESSLY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR THE ACTIONS OF LENDER IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT HEREOF OR THEREOF.

THIS AGREEMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
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EXECUTED to be effective as of the date first above written.
BORROWER:

AURORA ENERGY PARTNERS

By:    Victory Energy Corporation,
its Managing Partner

By:    /s/ Kenneth Hill
Kenneth Hill
CEO

Signature Page

LENDER:

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION

By:    /s/ Frank K. Stowers
Frank K. Stowers
Senior Vice President

Signature Page

Ratification of Guaranties
Each of the undersigned, as Guarantors of the obligations under one or more Guaranties (each, a “Guaranty”), hereby (a) consents and agrees to this Replacement Forbearance Agreement, including, without limitation, the terms and provisions of Sections 2, 4, 5, 13, 14, 16, 17 and 18 thereof, and (b) confirms and agrees that its Guaranty is and shall continue to be in full force and effect and is ratified and confirmed in all respects, except that, on and after the effective date of the Replacement Forbearance Agreement each reference in any Guaranty to “the Credit Agreement,” “thereunder,” “thereof,” “therein” or any other expression of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as modified by the Replacement Forbearance Agreement.
VICTORY ENERGY CORPORATION

By:    /s/ Kenneth Hill
Kenneth Hill
CEO

Signature Page

NAVITUS ENERGY GROUP

By:    James Capital Consulting, LLC,
its Managing Partner

By:    /s/ Ronald W. Zamber
Ronald W. Zamber
Manager

Signature Page